EXHIBIT 4

                              OilQuip Rentals, Inc.
                             1875 Century Park East
                                    Suite 600
                              Los Angeles, CA 90067

                                   May 9, 2001


Robert E. Nederlander    COLEBROOKE INVESTMENTS LIMITED  Saeed M. Sheikh
AL-CH, L.P.              c/o Heidi Liss                  STAR TRADING &
1450 Broadway            Akin, Gump, Strauss,              MARINE, INC.
20th Floor                 Hauer & Feld, LLP             1050 17th Street, NW
New York, NY 10022       590 Madison Avenue              Suite 450
                         New York, New York 10022        Washington, D.C.  20036

PENSION BENEFIT
 GUARANTEE CORPORATION   Howard S. Lorch                 Robert E. Nederlander
c/o Pacholder            Jamie C. Lorch                  RER CORP.
 Associates, Inc.        PRUDENTIAL SECURITIES           1450 Broadway
8044 Montgomery Road     One Houston Center, Ste. 2900   20th Floor
Suite 382                Houston, TX 77010               New York, NY 10022
Cincinnati, OH 45236


Jeffrey R. Freedman      John L. Palazzola
220 East 67th Street     1350 E Flamingo Road #3090
Apt. 11G                 Las Vegas, NV 89119
New York, NY 10021


         Re:
                     Share Transfer Restriction Agreement and Agreement In Proxy

         Reference is made to the Agreement and Proxy, Irrevocable Proxy and Share Transfer Restriction Agreement each dated May 9, 2001 (the "Agreement") entered into in connection with the Merger of OilQuip Rentals, Inc. with and into a subsidiary of Allis-Chalmers Corporation.

         The parties hereby agree to amend the agreements as follows:

         1.       Each Agreement is hereby amended to remove Howard S. and Jamie
                  C. Lorch, Jeffrey R. Freedman, John L. Palazzola and RER Corp. as parties.

         2. Each Agreement may be amended in the future with the written approval of both Munawar H. Hidayatallah and holders of a majority of the shares of Allis-Chalmers common stock subject to such Agreement.

         3. Except as amended hereby, the Agreements remain in full force and effect.

         4. Please execute the enclosed copy of this letter to indicate your assent to the foregoing and return it to the undersigned.

                                            Very truly yours,


                                            /s/ munawar H. Hidayatallah
                                            Munawar H. Hidayatallah
                                            President


THE UNDERSIGNED ACKNOWLEDGE AND AGREE TO THE FOREGOING;

RER Corp.

By:  /s/ Robert E. Nederlander
   ------------------------------
Name:  Robert E. Nederlander
Title:  President

Saeed M. Sheikh

/s/ Saeed Sheikh
-------------------------

John L. Palazzola

/s/John L. Palazzola
-------------------------

Howard S. Lorch and Jamie C. Lorch

/s/ Howard S. Lorch
-------------------------
/s/ Jamie C. Lorch
-------------------------


COLEBROOK INVESTMENTS LIMITED
By:         /s/ Plaiderie Corporate Director
            --------------------------------
Name:       Plaiderie Corporate Directors
            One Limited
Title:      Director


Jeffrey R. Freedman

/s/ Jeffrey R. Freedman
----------------------------

PENSION BENEFIT GUARANTY CORPORATION

By:  /s/ Hazel Broadney
     -----------------------
Name:  Nazel Broadnet
Title:    Acting Chief Financial Officer

AL-CH Company, L.P.

By: Q.E.N., Inc., its general partner

By: /s/ Robert E. Nederlander
    -------------------------
Name:  Robert E. Nederlander
Title:  President

                              OilQuip Rentals, Inc.
                             1875 Century Park East
                                    Suite 600
                              Los Angeles, CA 90067


                                   May 9, 2001

Robert E. Nederlander    COLEBROOKE INVESTMENTS LIMITED  Saeed M. Sheikh
AL-CH, L.P.              c/o Heidi Liss                  STAR TRADING &
1450 Broadway            Akin, Gump, Strauss,              MARINE, INC.
20th Floor                 Hauer & Feld, LLP             1050 17th Street, NW
New York, NY 10022       590 Madison Avenue              Suite 450
                         New York, New York 10022        Washington, D.C.  20036

PENSION BENEFIT
 GUARANTEE CORPORATION   Howard S. Lorch                 Robert E. Nederlander
c/o Pacholder            Jamie C. Lorch                  RER CORP.
 Associates, Inc.        PRUDENTIAL SECURITIES           1450 Broadway
8044 Montgomery Road     One Houston Center, Ste. 2900   20th Floor
Suite 382                Houston, TX 77010               New York, NY 10022
Cincinnati, OH 45236

Jeffrey R. Freedman      John L. Palazzola               Munawar H. Hidayatallah
220 East 67th Street     1350 E Flamingo Road #3090      OILQUIP RENTALS, INC.
Apt. 11G                 Las Vegas, NV 89119             1875 Century Park East
New York, NY 10021                                       Suite 600
                                                         Los Angeles, CA 90067


         Re:
                     Liability Under Share Transfer Restriction Agreement and Agreement In Proxy

         Reference is made to the Agreement and Proxy and Share Transfer Restriction Agreement to be entered into in connection with the Merger of OilQuip Rentals, Inc. with and into a subsidiary of Allis-Chalmers Corporation. For the sake of clarity, the parties hereto agree that all obligations of the parties under the Agreement and Proxy and Share Transfer Restriction Agreement shall be several, and not joint, and no party shall have any liability for the failure of any other party to perform its obligations thereunder. Please execute the enclosed copy of this letter to indicate your assent to the foregoing and return it to the undersigned.

                                    Very truly yours,


                                    /s/ Munawar H. hidayatallah
                                    Munawar H. Hidayatallah
                                    President

THE UNDERSIGNED ACKNOWLEDGE AND AGREE TO THE FOREGOING;


RER Corp.

By: /s/ Robert E. Nederlander
   ----------------------------
Name:  Robert E. Nederlander
Title:


Saeed M. Sheikh
----------------------------
/s/ Saeed Sheikh

John L. Palazolla
----------------------------
/s/ John L. Palazolla

Howard S. Lorch and Jamie C. Lorch

/s/ Howard S. Lorch
----------------------------
/s/ Jamie C. Lorch
----------------------------


COLEBROOK INVESTMENTS LIMITED

/s/ Plaiderie Corporate Director
----------------------------

Jeffrey R. Freedman

/s/ Jeffrey R. Freedman
----------------------------

PENSION BENEFIT GUARANTY CORPORATION

By:  /s/ Hazel Broadney
   ----------------------------
Name:  Hazel Broadnet
Title:  Acting Chief Financial Officer

AL-CH, L.P.

AL-CH COMPANY, L.P.
By: Q.E.N., Inc., its general partner
By:  /s/ Robert E. Nederlander
   ----------------------------
Name: Robert E. Nederlander
Title:  President